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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  JULY 26, 2005

                              PACIFIC ETHANOL, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                                                41-2170618
         --------                                                ----------
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                      Identification No.)

                                    000-21467
                                    ---------
                            (Commission File Number)


5711 N. WEST AVENUE, FRESNO, CALIFORNIA                            93711
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (559) 435-1771

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 26, 2005, the Compensation Committee and the Board of Directors of Pacific Ethanol, Inc. (the "Company") adopted resolutions approving various matters relating to compensation of non-employee directors, as described below. On July 28, 2005, the Board of Directors of the Company appointed two new members to serve as directors of the Company, one of whom was also appointed to serve as a member of the Audit Committee of the Company. In connection with their appointment, the Company entered into Indemnification Agreements with each of those two directors, as described below.

     COMPENSATION OF NON-EMPLOYEE DIRECTORS

         On July 26, 2005, and effective as of May 18, 2005, compensation for non-employee directors was established as described in Exhibit 10.1 to this Form 8-K and incorporated herein by reference. In addition, in connection with their appointment to the Board of Directors of the Company on July 28, 2005, Charles
W. Bader and John L. Prince were each granted options to purchase 15,000 shares of common stock of the Company on the same terms and conditions as provided in
Exhibit 10.1 to this Form 8-K.

     INDEMNIFICATION AGREEMENTS

         Effective as of July 28, 2005, the Company entered into Indemnification Agreements with each of Charles W. Bader and John L. Prince (each, an "Indemnitee") in connection with service by Messrs. Bader and Prince as members of the Board of Directors of the Company. Messrs. Bader and Prince were appointed as members of the Board of Directors of the Company on July 28, 2005. The form of Indemnification Agreement is included as Exhibit 10.1 to this Report on Form 8-K.

         Under the Indemnification Agreement, the Company has agreed to indemnify the Indemnitee in connection with any third-party proceeding or threatened proceeding against the Indemnitee or in connection with a proceeding or threatened proceeding by or in the right of the Company, such as a stockholder derivative suit, by reason of the fact that the Indemnitee is or was an officer and/or director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all expenses, damages, judgments, amounts paid in settlement, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of any such proceeding, to the fullest extent permitted by the Delaware General Corporation Law, whether or not the Indemnitee was the successful party in any such proceeding; provided, however, that any settlement of a third-party proceeding must be approved in writing by the Company, and any settlement of a proceeding by or in the right of the Company is settled with the approval of a court of competent jurisdiction or indemnification of such amounts is otherwise ordered by a court of competent jurisdiction in connection with such proceeding.

         In addition, the Company is required to advance expenses on behalf of the Indemnitee in connection with Indemnitee's defense in any such proceeding; provided, that the Indemnitee undertakes in writing to repay such amounts to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification by the Company.


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         No indemnification payments or payments for expenses may be made by the
Company under the agreements (i) to indemnify or advance expenses to the Indemnitee with respect to actions initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to actions brought to establish or enforce a right to indemnification or advancement of expenses under the agreement or any other statute or law or otherwise as required under the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if approved by the Board of Directors by a majority vote of a quorum thereof consisting of directors who are not parties to such action, (ii) to indemnify the Indemnitee for any expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount paid under such insurance, (iii) to indemnify the Indemnitee for any expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which the Indemnitee has been or is indemnified by the Company or any other party otherwise than pursuant to the agreement, or (iv) to indemnify the Indemnitee for any expenses, damages, judgments, fines or penalties sustained in any proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder or similar provisions of any federal, state or local statutory law.

         The Company is also required under the agreement, at the Indemnitee's request, to maintain in full force and effect, at its sole cost and expense, directors' and officers' liability insurance by an insurer, in an amount and with a deductible reasonably acceptable to the Indemnitee covering the period during which the Indemnitee is serving in any one or more of the capacities covered by the agreement and for so long thereafter as the Indemnitee shall be subject to any possible claim or threatened, pending or completed proceeding by reason of the fact that the Indemnitee is serving in any of the capacities covered by the agreement; provided, that the Company shall have no obligation to maintain such insurance if the Company determines, in good faith, that (i) such insurance cannot be obtained on terms which are commercially reasonable, (ii) the premium costs for such insurance is significantly disproportionate to the amount of coverage provided, (iii) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or (iv) the Company, after using best efforts, is otherwise unable to obtain such insurance.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) Not applicable.

         (b) On July 28, 2005, Ryan W. Turner and John Pimentel each resigned as members of the Board of Directors of the Company.

         (c) Not applicable.

         (d) On July 28, 2005, the Board of Directors of the Company appointed Charles W. Bader and John L. Prince as members of the Board of Directors of the Company. In addition, on July 28, 2005, the Board of Directors of the Company appointed Mr. Prince as a member of the Audit Committee of the Company.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Exhibits.

             Number     Description
             ------     -----------

             10.1       Description of Non-Employee Director Compensation (*)

             10.2       2004 Stock Option Plan (1)

             10.3 Form of Non-Qualified Stock Option Agreement between Pacific Ethanol, Inc. and each non-employee director (*)

             10.4 Form of Indemnification Agreement between Pacific Ethanol, Inc. and each of its Executive Officers and Directors (2)
             _______________
             (*)    Filed herewith.
             (1)    Filed with the Securities and Exchange Commission on March
                    24, 2005 as an exhibit to the Company's Registration
                    Statement on Form S-8 (Reg. No. 333-123538) and incorporated herein by reference.
             (2)    Filed with the Securities and Exchange Commission on March
                    29, 2005 as an exhibit to the Company's Report on Form 8-K and incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005                         PACIFIC ETHANOL, INC.


                                             By: /S/ RYAN W. TURNER
                                                 -------------------------------
                                                 Ryan W. Turner
                                                 Chief Operating Officer




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                         EXHIBITS FILED WITH THIS REPORT

Number            Description
------            -----------

10.1              Description of Non-Employee Director Compensation

10.3 Form of Non-Qualified Stock Option Agreement between Pacific Ethanol, Inc. and each non-employee director